                       SECURITIES AND EXCHANGE COMMISSION

                             WASHINGTON, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT

                       PURSUANT TO SECTION 13 OR 15(d) OF
                       THE SECURITIES EXCHANGE ACT OF 1934

                                December 23, 1999
                                  -------------
                                 Date of Report

                            WOMEN.COM NETWORKS, INC.
                                  -------------
             (Exact name of registrant as specified in its charter)


       DELAWARE                        0-26055                    13-4059516
------------------------       ------------------------      -------------------
(State of incorporation)       (Commission File Number)         (IRS Employer
                                                             Identification No.)


                          1820 GATEWAY DRIVE, SUITE 100
                           SAN MATEO, CALIFORNIA 94404
                                  -------------
                    (Address of principal executive offices)


                                 (650) 378-6500
                                  -------------
              (Registrant's telephone number, including area code)


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ITEM 2. ACQUISITION OR DISPOSITION OF ASSETS

        The following discussion contains forward-looking statements that involve risk and uncertainties. Women.com's actual results could differ materially from those discussed here. Factors that could cause or contribute to such differences include, but are not limited to those discussed under the heading "Risk Factors" in the Company's Quarterly Report on Form 10-Q for the quarter ended September 30, 1999 filed with the Commission. Readers are cautioned not to place undue reliance on these forward-looking statements, which reflect management's analysis only as of the date hereof. The Company undertakes no obligation to release the results of any revision to these forward-looking statements which may be made to reflect events or circumstances occurring after the date hereof or to reflect the occurrence of unanticipated events.

        WG Acquisition Corp., a Pennsylvania corporation and a wholly-owned subsidiary of Women.com ("Merger Sub"), was merged with and into World Gaming corporation, a Pennsylvania corporation ("WGC"), pursuant to an Agreement and Plan of Merger and Reorganization, dated as of November 15, 1999, by and among Women.com, WGC, Merger Sub and the principal stockholders of WGC (the "Agreement"). The total consideration paid in the merger was approximately $9,500,000 in cash in exchange for all outstanding shares of WGC common stock. The terms of the Agreement were determined through arms' length negotiations between Women.com and WGC. A copy of the agreement is included in this Report as
Exhibit 2.1.

        The merger of Merger Sub with and into WGC (the "Merger") became effective at the time of the filing of Articles of Merger with the Pennsylvania Secretary of State on December 10, 1999 (the "Effective Time") after the outstanding shares of WGC common stock, no par value per share ("WGC Common Stock"), and the outstanding shares of Merger Sub common stock, par value $0.001 per share ("Merger Sub Common Stock"), approved the Merger. At the Effective
Time: (i) Merger Sub ceased to exist; (ii) WGC, as the surviving corporation in the Merger, became a wholly-owned subsidiary of Women.com; and (iii) each share of WGC Common Stock outstanding immediately prior to the Effective Time was converted into the right to receive approximately $1.12 in cash.

        The Merger is not intended to be a tax-free reorganization under the Internal Revenue Code of 1986, as amended, and is expected to be accounted for as a purchase.

        Women.com Networks is a leading Internet network dedicated to women, featuring award-winning editorial content, personalized services, community and online shopping. The network is comprised of more than 90,000 pages of content organized into 20 topical channels, including career, entertainment, family, health, home, horoscopes, technology and Internet, and pregnancy. Women.com also offers extensive membership services and benefits including personalized content, personal home pages, e-mail, and access to community forums and clubs. In addition, Women.com enjoys strategic relationships with The Hearst Corporation and Rodale Press Inc., enabling Women.com to offer an online newsstand featuring content from 12 of the world's leading women's magazines, including Cosmopolitan, Good Housekeeping, Prevention and Redbook.


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ITEM 7. FINANCIAL STATEMENTS, PRO FORMA FINANCIAL INFORMATION AND EXHIBITS

        (a) Financial Statements of the Business Acquired

        The financial statements of World Gaming Corporation required to be filed pursuant to Item 7(a) of Form 8-K were not available at the time of filing of this Current Report on Form 8-K and will be filed on a Form 8-K/A as soon as practicable, but in no event later than 60 days after the date this Form 8-K is required to be filed.

        (b) Pro Forma Financial Information

        The Pro Forma Financial Information required to be filed pursuant to
Item 7(b) of Form 8-K was not available at the time of filing of this Current Report on Form 8-K and will be filed on a Form 8-K/A as soon as practicable, but in no event later than 60 days after the date this Form 8-K is required to be filed.

        (c) Exhibits

        EXHIBIT
        NUMBER       DESCRIPTION
        -------      -----------
          2.1        Agreement and Plan of Merger and Reorganization, dated as
                     of November 15, 1999, by and among Women.com Networks,
                     Inc., a Delaware corporation, WG Acquisition Corp, a
                     Pennsylvania corporation, World Gaming Corporation, a
                     Pennsylvania corporation, and the principal stockholders of
                     World Gaming Corporation.

         23.1*       Consent of PricewaterhouseCoopers LLP.

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* To be filed by amendment


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                                    SIGNATURE

        Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                            WOMEN.COM NETWORKS, INC.

Date: December 23, 1999                     /s/ Michael Perry
                                            ------------------------------------

                                            Michael Perry
                                            Chief Financial Officer


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                                  EXHIBIT INDEX

        EXHIBIT
        NUMBER       DESCRIPTION
        -------      -----------
           2.1       Agreement and Plan of Merger and Reorganization, dated as
                     of November 15, 1999, by and among Women.com Networks,
                     Inc., a Delaware corporation, WG Acquisition Corp, a
                     Pennsylvania corporation, World Gaming Corporation, a
                     Pennsylvania corporation, and the principal stockholders of
                     World Gaming Corporation.

          23.1*      Consent of PricewaterhouseCoopers LLP.

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* To be filed by amendment